Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	9/30/2026	6/30/2026	9/30/2025
Assets
Loans	$112,993	$110,430	$105,902
Loans held for sale	1,159	1,198	998
Securities available for sale	36,311	38,459	40,456
Held-to-maturity securities	9,612	9,515	7,509
Trading account assets	925	936	972
Short-term investments	12,973	12,416	13,334
Other investments	1,281	1,230	921
Total earning assets	175,254	174,184	170,092
Allowance for loan and lease losses	(1,398)	(1,445)	(1,444)
Cash and due from banks	1,540	1,711	1,938
Premises and equipment	636	620	606
Goodwill	2,803	2,752	2,752
Other intangible assets	11	3	13
Corporate-owned life insurance	4,461	4,456	4,428
Accrued income and other assets	9,617	8,848	8,803
Discontinued assets	178	188	221
Total assets	$193,102	$191,317	$187,409

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	125,594	122,196	122,425
Noninterest-bearing deposits	28,220	30,893	28,340
Total deposits	153,814	153,089	150,765
Federal funds purchased and securities sold under repurchase agreements	49	5	10
Bank notes and other short-term borrowings	5,185	3,680	1,339
Accrued expense and other liabilities	4,772	3,778	4,276
Long-term debt	11,473	10,967	10,917
Total liabilities	175,293	171,519	167,307

Equity
Preferred stock	1,975	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,057	6,014	6,002
Retained earnings	16,194	15,873	15,111
Treasury stock, at cost	(3,809)	(3,492)	(2,619)
Accumulated other comprehensive income (loss)	(3,865)	(2,354)	(2,149)
Total equity	17,809	19,798	20,102
Total liabilities and equity	$193,102	$191,317	$187,409

Common shares outstanding (000)	1,058,176	1,072,035	1,112,952

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Nine months ended
	9/30/2026	6/30/2026	9/30/2025	9/30/2026	9/30/2025
Interest income
Loans	$1,511	$1,463	$1,466	$4,390	$4,310
Loans held for sale	22	15	18	51	43
Securities available for sale	373	367	408	1,110	1,211
Held-to-maturity securities	98	95	64	279	188
Trading account assets	12	10	11	33	44
Short-term investments	107	101	156	311	487
Other investments	10	8	8	23	25
Total interest income	2,133	2,059	2,131	6,197	6,308
Interest expense
Deposits	634	600	748	1,832	2,231
Federal funds purchased and securities sold under repurchase agreements	11	19	4	44	9
Bank notes and other short-term borrowings	25	35	14	80	75
Long-term debt	163	155	181	469	572
Total interest expense	833	809	947	2,425	2,887
Net interest income	1,300	1,250	1,184	3,772	3,421
Provision for credit losses	61	92	107	259	363
Net interest income after provision for credit losses	1,239	1,158	1,077	3,513	3,058
Noninterest income
Trust and investment services income	165	159	150	481	435
Investment banking and debt placement fees	214	169	184	580	537
Service charges on deposit accounts	79	77	75	233	217
Operating lease income and other leasing gains	9	10	11	27	34
Corporate services income	72	80	72	223	213
Cards and payments income	93	94	86	273	253
Corporate-owned life insurance income	35	33	35	102	100
Consumer mortgage income	14	17	14	44	42
Commercial mortgage servicing fees	53	49	73	164	219
Other income	9	15	8	42	16
Net securities gains (losses)	1	3	(6)	4	(6)
Total noninterest income	744	706	702	2,173	2,060
Noninterest expense
Personnel	815	786	742	2,344	2,127
Net occupancy	67	68	65	203	201
Computer processing	116	108	105	335	319
Business services and professional fees	46	46	44	128	132
Equipment	21	22	20	62	61
Operating lease expense	6	7	9	20	30
Marketing	23	22	22	63	67
Other expense	151	158	170	488	525
Total noninterest expense	1,245	1,217	1,177	3,643	3,462
Income (loss) from continuing operations before income taxes	738	647	602	2,043	1,656
Income taxes	159	139	112	434	337
Income (loss) from continuing operations	579	508	490	1,609	1,319
Income (loss) from discontinued operations, net of taxes	—	1	(1)	1	—
Net income (loss)	579	509	489	1,610	1,319
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$579	$509	$489	$1,610	$1,319

Income (loss) from continuing operations attributable to Key common shareholders	$537	$472	$454	$1,495	$1,211
Net income (loss) attributable to Key common shareholders	537	473	453	1,496	1,211
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.51	$.44	$.41	$1.39	$1.1
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.51	.44	.41	1.39	1.1
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.51	$.44	$.41	$1.39	$1.09
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.51	.44	$.41	1.39	1.09

Cash dividends declared per common share	$.205	$.205	$.205	$.615	$.615

Weighted-average common shares outstanding (000)	1,054,951	1,071,229	1,100,830	1,070,808	1,099,520
Effect of common share options and other stock awards (b)	9,315	8,779	9,845	9,395	8,864
Weighted-average common shares and potential common shares outstanding (000) (c)	1,064,266	1,080,008	1,110,675	1,080,203	1,108,384

(a)Earnings per share may not foot due to rounding.
(b)For periods ended in a loss from continuing operations attributable to Key common shareholders, anti-dilutive instruments have been excluded from the calculation of diluted earnings per share.
(c)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.